As filed with the Securities and Exchange Commission on December 21, 1998
                                                      Registration No. 333-68409

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------
                         Pre-Effective Amendment No. 1
                                       to
                                    FORM S-3
                             REGISTRATION STATEMENT
                                     Under
                           THE SECURITIES ACT OF 1933
                            -----------------------

                               STORAGE USA, INC.
             (Exact name of registrant as specified in its charter)
              TENNESSEE                                 62-1251239
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)

                               165 Madison Avenue
                                   Suite 1300
                            Memphis, Tennessee 38103
                                 (901) 252-2000
               (Address, including zip code, and telephone number,
        including area code, of registrant's principal executive offices)

                                Mr. Dean Jernigan
                      Chairman and Chief Executive Officer
                                Storage USA, Inc.
                               165 Madison Avenue,
                                   Suite 1300
                            Memphis, Tennessee 38103
                                 (901) 252-2000
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                    Copy to:
                              Mr. Randall S. Parks
                                Hunton & Williams
                          Riverfront Plaza, East Tower
                              951 East Byrd Street
                          Richmond, Virginia 23219-4074
Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this Registration Statement in light of market conditions and other factors.

If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box: [ ]

If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box: [X]

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: [ ]

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: [ ]

If delivery of the prospectus is expected to be made pursuant to Rule 434 under the Securities Act, please check the following box: [ ]

                              --------------------
The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                                     PART II
                     INFORMATION NOT REQUIRED IN PROSPECTUS

Item 16.    Exhibits.

      4.1*  Form of  Common Stock Certificate

      4.2** Amended Charter of Storage USA

      4.3***Articles of Amendment to the Amended Charter of Storage USA, Inc., designating and fixing the rights and preferences of the 8 7/8% Series A Cumulative Redeemable Preferred Stock, as filed with the Secretary of State of the State of Tennessee on November 12, 1998.

      4.4*  Restated and Amended Bylaws of Storage USA

      5     Opinion of Hunton & Williams

      8     Tax Opinion of Hunton & Williams (previously filed)

      23.1  Consent of Hunton & Williams (included in Exhibits 5 and 8)

      23.2  Consent of PricewaterhouseCoopers LLP

      24    Power of Attorney (previously filed)

      -------------------------

      *     Filed  as  an  Exhibit  to  Storage   USA's   Amendment   No.  1  to
            Registration   Statement  on  Form  S-3,  File  No.  333-4556,   and
            incorporated by reference herein.

      ** Filed as an Exhibit to Storage USA's Registration Statement on Form S-11, File No. 33-74072, as amended, and incorporated by reference herein.

      *** Filed as an Exhibit to Storage USA's current report on Form 8-K, filed with the Commission on November 20, 1998, and incorporated by reference herein.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Pre-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Memphis, State of Tennessee on this 11th day of December, 1998.

                                STORAGE USA, INC.


                                By:  /s/ Christopher P. Marr*
                                    -------------------------------------
                                    Christopher P. Marr
                                    Chief Financial Officer
                                    (Principal Financial and Accounting
                                    Officer)

                               POWER OF ATTORNEY

      Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities indicated on December 11, 1998.

              Signature                             Title & Capacity
              ---------                             ----------------
      /s/ Dean Jernigan*                 Chairman of the Board, Chief Executive
     --------------------------                   Officer and Director
         Dean Jernigan                        (Principal Executive Officer)


      /s/ Christopher P. Marr*                   Chief Financial Officer
     --------------------------                (Principal Financial and
         Christopher P. Marr                       Accounting Officer)


     --------------------------                        Director
        C. Ronald Blankenship

      /s/ Howard P. Calhoun*                           Director
     --------------------------
          Howard P. Colhoun

      /s/ Alan B. Graf, Jr.*                           Director
     --------------------------
          Alan B. Graf, Jr.

     --------------------------                        Director
           Mark Jorgensen

      /s/ John P. McCann*                              Director
     --------------------------
           John P. McCann

      /s/ Caroline S. McBride*                         Director
     --------------------------
         Caroline S. McBride

      /s/ William D. Sanders*                          Director
     --------------------------
         William D. Sanders

     --------------------------                        Director
            Harry J. Thie


      * /s/ John W. McConomy
      -------------------------
      By John W. McConomy
      Attorney-In-Fact

                                 EXHIBIT INDEX
Exhibit
Number               Exhibit
-------              -------
4.1*  Form of  Common Stock Certificate

4.2** Amended Charter of Storage USA

4.3***Articles of Amendment to the Amended Charter of Storage USA, Inc., designating and fixing the rights and preferences of the 8 7/8% Series A Cumulative Redeemable Preferred Stock, as filed with the Secretary of State of the State of Tennessee on November 12, 1998.

4.4*  Restated and Amended Bylaws of Storage USA

5     Opinion of Hunton & Williams

8     Tax Opinion of Hunton & Williams (previously filed)

23.1  Consent of Hunton & Williams (included in Exhibits 5 and 8)

23.2  Consent of PricewaterhouseCoopers LLP

24    Power of Attorney (previously filed)

-------------------------

* Filed as an Exhibit to Storage USA's Amendment No. 1 to Registration Statement on Form S-3, File No. 333-4556, and incorporated by reference herein.

** Filed as an Exhibit to Storage USA's Registration Statement on Form S-11, File No. 33-74072, as amended, and incorporated by reference herein.

*** Filed as an Exhibit to Storage USA's current report on Form 8-K, filed with the Commission on November 20, 1998, and incorporated by reference herein.